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                                                                    EXHIBIT 10.2

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
WATERMARC FOOD MANAGEMENT            METROBANK, N.A. GALLERIA         ACCOUNT #: LDG-43
11111 WILCREST GREEN STE 350         BRANCH                           Loan Number 7201212570
HOUSTON, TX 77042                    5065 WESTHEIMER, STE. #1111      Date April 11, 1997
                                     HOUSTON, TX 77056                Maturity Date April 11, 1998
                                                                      Loan Amount $300,000.00
BORROWER'S NAME AND ADDRESS          LENDER'S NAME AND ADDRESS        Renewal Of _________________
"I" Includes each borrower above,    "You" means the lender, its      SSN/TIN: 76-2660869
joint and severally.                 successors and assigns.
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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of THREE HUNDRED THOUSAND AND NO/100 Dollars
$300,000.00

/ / SINGLE ADVANCE: I will receive all of this principal sum on _____________. No additional advances are contemplated under this note.

/X/ MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On _____________ I will receive the amount of $_____________ and future principal advances are contemplated.

     CONDITIONS: The conditions for future advances are **EACH ADVANCE TO BE REPAID WITHIN 30 DAYS FROM DATE OF ADVANCE OR AT MATURITY, WHICHEVER COMES FIRST. ANY ADVANCE OUTSTANDING BEYOND 30 DAYS WILL REQUIRE ADDED COLLATERAL.

     /X/ Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on APRIL 11, 1998.

     / / Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from APRIL 11, 1997 at the rate of 10.500% per year until FIRST CHANGE DATE.

/X/  VARIABLE RATE: This rate may then change as stated below.  *  QUARTERLY

     /X/ INDEX RATE: This future rate will be 2.000% OVER the following index rate: PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL.

     /X/ CEILING RATE: The interest rate ceiling for this note is the * ceiling rate announced by the Credit Commissioner from time to time.

     /X/ FREQUENCY AND TIMING: The rate on this note may change as often as DAILY. A change in the interest rate will take effect ON THE SAME DAY.

     / / LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _______%. The rate may not change more than ________% each _____________.

     EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

     /X/  The amount of each scheduled payment will change.
     /X/  The amount of the final payment will change.
     / /  _____________________________________________________________________

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     /X/ on the same fixed or variable rate basis in effect before maturity (as indicated above).

     / /  at a rate equal to __________________________________________________

/ / LATE CHARGE: If a payment is made more than _________ days after it is due, I agree to pay a late charge of _____________________________________
     __________________________________________________________________________

/X/ ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which / / are /X/ are not included in the principal amount above: 1.0% ($3,000) LOAN FEE.

PAYMENTS: I agree to pay this note as follows:

/X/ INTEREST: I agree to pay accrued interest ON DEMAND, BUT IF NO DEMAND IS MADE THEN ON THE 11TH DAY OF EACH MONTH BEGINNING MAY 11, 1997

/X/ PRINCIPAL: I agree to pay the principal ON DEMAND, BUT IF NO DEMAND IS MADE THEN ON APRIL 11, 1998

/ / INSTALLMENTS: I agree to pay this note in ____________ payments. The first payment will be in the amount of $__________ and will be due _____________. A payment of $____________ will be due ______________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due
     __________________________.

ADDITIONAL TERMS:

** REPAYMENT TERMS: ACCRUED INTEREST PAYABLE MONTHLY. EACH PRINCIPAL ADVANCE TO
   BE REPAID WITHIN 30 DAYS FROM THE DATE OF ADVANCE OR AT MATURITY, WHICHEVER COMES FIRST.

** GENERAL PROVISION: THIS NOTE IS SUBJECT TO THE ARBITRATION PROGRAM ENTERED
   INTO BETWEEN BORROWER AND LENDER.

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/X/  SECURITY: This note is separately secured by (describe separate document by type and date): LINE OF CREDIT AGREEMENT; GUARANTY AGREEMENT; ARBITRATION AGREEMENT; ALL DATED APRIL 11, 1997

(If this section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)
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       THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN
         THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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Signature for Lender

X
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LALITA DAS GUPTA, BANKING OFFICER

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PURPOSE: The purpose of this loan is BUSINESS: PROVIDE WORKING CAPITAL.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

WATERMARC FOOD MANAGEMENT CO.

BY: /s/  TOM BUCKLEY, CFO
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         TOM BUCKLEY, CFO


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UNIVERSAL NOTE